Exhibit 99.2

G&K Services, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(In thousands, except per share data)	Quarter 1 F2013		Quarter 2 F2013		Quarter 3 F2013		Quarter 4 F2013		Fiscal 2013		Quarter 1 F2014		Quarter 2 F2014		YTD Quarter 2 F2013		YTD Quarter 2 F2014

Rental and direct sales revenue	$210,594		$218,270		$217,743		$219,411		$866,018		$220,223		$225,919		$428,864		$446,142

Cost of rental and direct sales	143,754	68.3%	148,892	68.2%	148,095	68.0%	144,970	66.1%	585,711	67.6%	144,505	65.6%	148,320	65.7%	292,646	68.2%	292,825	65.6%

Gross Profit	66,840	31.7%	69,378	31.8%	69,648	32.0%	74,441	33.9%	280,307	32.4%	75,718	34.4%	77,599	34.3%	136,218	31.8%	153,317	34.4%

Selling & Administrative	47,908	22.7%	47,097	21.6%	48,296	22.2%	53,001	24.2%	196,302	22.7%	52,149	23.7%	49,903	22.1%	95,005	22.2%	102,052	22.9%

Income from Operations	18,932	9.0%	22,281	10.2%	21,352	9.8%	21,440	9.8%	84,005	9.7%	23,569	10.7%	27,696	12.3%	41,213	9.6%	51,265	11.5%

Interest expense	1,029	0.5%	1,107	0.5%	1,127	0.5%	1,590	0.7%	4,853	0.6%	1,581	0.7%	1,566	0.7%	2,136	0.5%	3,147	0.7%

Income from Continuing Operations before Income Taxes	17,903	8.5%	21,174	9.7%	20,225	9.3%	19,850	9.0%	79,152	9.1%	21,988	10.0%	26,130	11.6%	39,077	9.1%	48,118	10.8%

Income tax expense	6,398	3.0%	8,307	3.8%	6,620	3.0%	7,321	3.3%	28,646	3.3%	8,378	3.8%	9,787	4.3%	14,705	3.4%	18,165	4.1%

Net Income from Continuing Operations	$11,505	5.5%	$12,867	5.9%	$13,605	6.2%	$12,529	5.7%	$50,506	5.8%	$13,610	6.2%	$16,343	7.2%	$24,372	5.7%	$29,953	6.7%

Net income (loss) from discontinued operations	389	0.2%	354	0.2%	(23)	—%	(4,506)	(2.1)%	(3,786)	(0.4)%	211	0.1%	(8,423)	(3.7)%	743	0.2%	(8,212)	(1.8)%

Net Income	$11,894	5.6%	$13,221	6.1%	$13,582	6.2%	$8,023	3.7%	$46,720	5.4%	$13,821	6.3%	$7,920	3.5%	$25,115	5.9%	$21,741	4.9%

Basic Earnings per Common Share:
From continuing operations	$0.61		$0.67		$0.70		$0.64		$2.62		$0.69		$0.82		$1.28		$1.52
From discontinued operations	0.02		0.02		—		(0.23)		(0.20)		0.01		(0.43)		0.04		(0.42)
Basic earnings per share	$0.63		$0.69		$0.70		$0.41		$2.43		$0.70		$0.39		$1.32		$1.09

Diluted Earnings per Common Share:
From continuing operations	$0.60		$0.66		$0.69		$0.63		$2.58		$0.68		$0.81		$1.26		$1.49
From discontinued operations	0.02		0.02		—		(0.23)		(0.20)		0.01		(0.42)		0.04		(0.41)
Diluted earnings per share	$0.62		$0.68		$0.69		$0.40		$2.38		$0.69		$0.39		$1.30		$1.07

Basic shares outstanding	18,681		18,841		19,053		19,306		18,970		19,429		19,547		18,761		19,488
Diluted shares outstanding	18,949		19,099		19,430		19,689		19,292		19,836		19,940		19,024		19,888

Income Allocable to Participating Securities	$(175)		$(205)		$(210)		$(120)		$(710)		$(181)		$(237)		$(380)		$(418)

Net Income from Continuing Operations Available to Common Stockholders	$11,330		$12,662		$13,395		$12,409		$49,796		$13,429		$16,106		$23,992		$29,535

Net Income Available to Common Stockholders	$11,719		$13,016		$13,372		$7,903		$46,010		$13,640		$7,683		$24,735		$21,323

Non-GAAP Income from Operations:
GAAP income from operations	$18,932	9.0%	$22,281	10.2%	$21,352	9.8%	$21,440	9.8%	$84,005	9.7%	$23,569	10.7%	$27,696	12.3%	$41,213	9.6%	$51,265	11.5%
Change in merchandise amortization lives	—		—		—		(2,605)		(2,605)		(2,273)		(1,803)		—		(4,076)
Impact of pension withdrawal and associated expenses	—		—		—		1,000		1,000		1,687		—		—		1,687
Restructuring and impairment charges	—		—		—		3,161	*	3,161	*	—		—		—		—
Non-GAAP income from operations	$18,932	9.0%	$22,281	10.2%	$21,352	9.8%	$22,996	10.5%	85,561	9.9%	$22,983	10.4%	$25,893	11.5%	$41,213	9.6%	$48,876	11.0%

Non-GAAP Net Income from Continuing Operations:
GAAP net income from continuing operations	$11,505		$12,867		$13,605		$12,529		$50,506		$13,610		$16,343		$24,372		$29,953
Change in merchandise amortization lives	—		—		—		(2,605)		(2,605)		(2,273)		(1,803)		—		(4,076)
Impact of pension withdrawal and associated expenses	—		—		—		1,000		1,000		1,687		—		—		1,687
Restructuring and impairment charges	—		—		—		3,161	*	3,161	*	—		—		—		—
Tax impact of above items	—		—		—		(542)		(542)		199		678		—		877
Non-GAAP net income from continuing operations	$11,505		$12,867		$13,605		$13,543		51,520		$13,223		$15,218		$24,372		$28,441

Non-GAAP net income from continuing operations available to common shareholders	$11,330		$12,662		$13,395		$13,423		$50,810		$13,042		$14,981		$23,992		$28,023
Non-GAAP net income from continuing operations per diluted share	$0.60		$0.66		$0.69		$0.68		$2.63		$0.66		$0.75		$1.26		$1.41

Notes:
* Restructuring charges totaling $6,672 that were previously reported as a non-GAAP adjustment related to our GKDirect Program group and have been reclassified as Discontinued Operations.

Purpose of Schedule:
The purpose of the above schedule is to restate the condensed consolidated statement of operations to reflect the effects of the discontinued operations for each quarter of fiscal 2013 and fiscal 2014.

Reconciliation of GAAP to Non-GAAP Financial Measures
The company reports its consolidated financial results in accordance with generally accepted accounting principles (GAAP). To supplement these consolidated financial results, management believes that certain non-GAAP operating results provide a more meaningful measure on which to compare the company’s results of operations between periods. The company believes these non-GAAP results provide useful information to both management and investors by excluding certain amounts that impact comparability of the results. A reconciliation of operating income and net income from continuing operations on a GAAP to non-GAAP basis is presented in the table above. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, GAAP and may be different from non-GAAP measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.